UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31332 (Commission File Number)	33-0264467 (I.R.S. Employer Identification No.)

30452 Esperanza

Rancho Santa Margarita, California 92688

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2013, the Board of Directors of Liquidmetal Technologies, Inc. (the “Company”) appointed Mr. Richard Sevcik as a member of the Company’s Board of Directors.

Mr. Sevcik, who is 65 years of age, currently serves as President of Sevcik Consulting, which he founded in 2006 and which provides consulting services to companies that provide semiconductor products and tools to their customers for consumer-oriented products such as smart phones, tablets, digital cameras and eBooks. Since 2010, Mr. Sevcik has also served on the board of directors of Alpha and Omega Semiconductor Limited, a publicly traded designer, developer and global supplier of a broad range of power semiconductors. Mr. Sevcik previously served on the board of directors of SiliconBlue Technologies from 2008 until its acquisition by Lattice Semiconductor in 2011. Mr. Sevcik received his B.S. in engineering physics from the University of Illinois and M.S. in electrical engineering from Northwestern University.

The Board of Directors has determined that Mr. Sevcik is an “independent director” as such term is defined by the rules of the NASDAQ Stock Market, Inc. and Rule 10A-3(b)(i) under the Securities Exchange Act of 1933. The Board of Directors believes that Mr. Sevcik’s extensive directorial, management and governance experiences and his understanding of the business operation and reporting of publicly traded technology companies, as well as his background in electrical engineering, bring significant management expertise, scientific knowledge and appropriate perspective to the Company’s Board of Directors.

In connection with Mr. Sevcik’s appointment to the Board of Directors, on May 28, 2013, the Company issued Mr. Sevcik options to purchase an aggregate of 270,000 shares, with an exercise price of $0.08 per share. The options will vest, and Mr. Sevcik may purchase the underlying shares, as follows: twenty percent (20%) of the options (which would entitle Mr. Sevcik to purchase an aggregate of 54,000 shares) will vest on May 28, 2014, with the remaining options then vesting over the next four years, in a series of forty-eight successive equal monthly installments upon completion of each month from the grant date, until May 28, 2018, at which time the options will have fully vested.

The grant of options to Mr. Sevcik was made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, including pursuant to Rule 506 thereunder (as Mr. Sevcik is an “accredited investor” under Rule 506 and the grant was made without any form of general solicitation and with full access to any information requested by Mr. Sevcik regarding the Company, the options or the common stock).

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 5.02 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

The Company has issued a press release, dated May 31, 2013, relating to the appointment of Richard Sevcik to the Company’s Board of Directors. The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

The following exhibit is furnished herewith:

Exhibit
Number	Description
99.1	Press release dated May 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Tony Chung
Tony Chung Chief Financial Officer

Date: May 31, 2013